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                                                                    Exhibit 23.1
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              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
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     We consent to the incorporation by reference in the Registration Statement
(Form S-8) pertaining to the Amended 1993 Stock Option Plan of Cardima, Inc. of our report dated January 31, 2001 with respect to the financial statements of Cardima, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 2000, filed with the Securities and Exchange Commission.


                                  /s/ ERNST & YOUNG LLP


Palo Alto, California
July 24, 2001